INVESTMENT PROPERTIES - Reconciliation of Net Book Value of Investment Properties (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Disclosure of detailed information about investment property [abstract]
Net book value at January 1	$ 5,250	$ 5,809
Additions	0	12
Disposals	0	(30)
Depreciation (included in administrative expenses)	(168)	(176)
Exchange difference	30	(365)
Net book value at December 31	$ 5,112	$ 5,250